H Y P E R I O N
                                    1999
                                TERM TRUST

                               Annual Report

                             November 30, 1998




------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Report of the Investment Advisor

-------------------------------------------------------------------------------




January 20, 1999
Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 1999 Term Trust, Inc. (the "Trust") for its fiscal year ended November 30, 1998. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTT".

Description Of The Trust

The Trust is a closed-end investment company with a scheduled termination date of November 30, 1999. As reported in the semi-annual report dated May 31, 1998, the Trust's investment advisor, Hyperion Capital Management, Inc. (the "Advisor"), has determined that the amount of portfolio risk required during the remaining term of the Trust to attain the $10.00 per share terminal date objective would be inappropriate for the Trust and its shareholders. Accordingly, the Trust's portfolio is now invested primarily in U.S. Treasury and mortgage-backed securities that mature near the Trust's scheduled termination date, but will not enable the Trust to achieve its objective to return $10.00 per share by that time.

Market Environment

This past year was a very challenging period for the markets. The problems in the global economy caused volatility in both the fixed income and equity markets. Prices on U.S. Treasuries increased, but other sectors of the market did not fare as well. Prices on mortgage-backed securities ("MBS") increased in general, but to a lesser amount than anticipated as prepayment risk increased. Credit related securities like corporate bonds also lagged, due to credit concerns and fears of an economic recession.

Two seemingly contradictory events needed to take place before any semblance of order could be restored to the markets. First, there had to be a significant deleveraging of portfolios; and, second, there had to be a reassertion of economic leadership on the part of both the U.S. and foreign governments. Surprisingly, both of these occurred in the fourth quarter. The deleveraging of portfolios occurred as a result of the implementation of stricter lending standards for all types of companies and portfolios. This forced these institutions to sell securities into the market and reduce market risk. Similarly, the lowering of administered interest rates by both the U.S. Federal Reserve Bank and its European counterparts clearly demonstrated a commitment to maintain the positive forward movement of these respective economies. Over the period, the Federal Funds rate dropped by 75 basis points.

By the end of the year, the fixed income markets appeared to be more sound. The "flight-to-quality" subsided, interest rates reversed some of their declines but, more importantly, the performance of corporate bonds and MBS began to recover. Below is a chart showing the changes in interest rates and yield spreads for various sectors of the fixed income market.


_______________________________________________________________________________
HYPERION 1999 TERM TRUST, INC.
Report of the Investment Advisor

_______________________________________________________________________________

Graph: The Graph depicts the differences in yield spreads between the GNMA current coupon, 10 year Treasury, 2 year Treasury, and AAA Corporates for the period between September 30, 1998 and December 30, 1998.


We  believe  that  the  fixed   income   market  will
reverse  course  in 1999.  We expect  interest  rates
to  increase   slightly  during  the  year.  This  is
primarily due to the  continued  strength of the U.S.
economy.  For the last 18  months,  the U.S.  economy
has  been  an  oasis  of  prosperity  in  the  global
community.  The problems in Asia,  Russia,  and Latin
America  have  failed  to  slow  the  U.S.   economy.
Weakness     in      manufacturing      and     other
export-dependent   companies   has  been   more  than
compensated    for   in   other   areas,    such   as
high-technology,          bio-technology,         and
Internet-oriented companies.

We  target  a 5.5% to 6.0%  yield  level  on  30-year
U.S. Treasury Bonds in 1999. This interest rate environment should be favorable for MBS, as higher interest rates should reduce prepayment risk. The market environment should also be supportive of credit-related securities, as the strength of the economy should keep credit problems at a minimum.

Portfolio Strategy and Performance

Over the last year,  the prices of security  holdings
in the  portfolio  increased.  As a  result,  we have
taken   the    opportunity   to   selectively    sell
securities   and  reinvest  the  proceeds  into  well
structured  MBS,  U.S.  Treasury,   and  asset-backed
securities  with  maturities that are consistent with
the  termination  date of the Trust.  In the process,
we  have   reduced   the   portfolio's   exposure  to
prepayment  risk by reinvesting  into securities with
lower  coupon  collateral,  or  by  reinvesting  into
securities  that,   because  of  their  structure  or
nature, are less sensitive to prepayment risk.

Over  the  year,  the  allocation  to  Collateralized
Mortgage   Obligations   ("CMOs")  increased  at  the
expense  of  a  reduction  in  mortgage  pass-through
collateral.   Additionally,   without  any   negative
impact on the Trust's dividend, the leverage in the portfolio had been reduced from over 31% to 16%.

The Trust's  total  return,  based on Net Asset Value
for the year  ended  November  30,  1998,  was 7.58%.
Total  return is based  upon the  change in Net Asset
Value   of   the   Trust's    shares   and   includes
reinvestment   of  dividends.   The  current  monthly
dividend the Trust pays its  shareholder  is $0.03542
per share.  The  current  yield of 5.91% on shares of
the  Trust  is based  on the  NYSE  closing  price of
$7.1875  on  November  30,  1998.  This yield was 141
basis points  above the yield of the 2-Year  Treasury
Note.
As of the end of  December,  the Trust,  inclusive of
leverage,  had a duration  (duration  measures a bond
portfolio's   price   sensitivity  to  interest  rate
changes)  of  1.9  years;   the  core   (non-levered)
assets had a duration of 1.5 years.

The  Trust  is   continuing   its  share   repurchase
program.  This  repurchase  program  allows the Trust
to  purchase  and  retire  shares of the Trust in the
open  marketplace.  Such  transactions were made when
the  share  price  of  the  Trust  was  significantly
below the Trust's  NAV. By  purchasing  the shares at
a discount to the NAV and  retiring  them,  the Trust
recaptures  the spread  (between share purchase price
and  the  NAV)  is  captured  by the  Trust  and  the
Trust's   remaining    shareholders   benefit.   From
December 1, 1997 through and  including  November 30,
1998, the Trust has repurchased and retired 186,000 shares, capturing $0.00087 in additional NAV per share, or $53,305 in an actual dollar amount for shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1998.


           HYPERION 1999 TERM TRUST, INC.
 PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998 *

                     PIE CHART

U.S. Government Agency Pass-Through Certificates                    6.9%
U.S. Government Agency Collateralized Mortgage Obligations          56.1%
U.S. Treasury Obligations                                           14.3%
Asset-Backed Securities                                              6.4%
Collateralized Mortgage Obligations                                 14.5%
Municipal Zero Coupon Securities                                     0.2%
Repurchase Agreement                                                 1.6%

*As a percentage of total investments.







*As a percentage of total investments.

Conclusion

We   appreciate   the   opportunity   to  serve  your
investment   needs.   As  always,   we  welcome  your
questions   and   comments,   and  encourage  you  to
contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,





ANDREW M. CARTER                         CLIFFORD E. LAI
Director and Chairman of the Board       President
Hyperion 1999 Term Trust, Inc.           Hyperion 1999 Term Trust, Inc.
Chairman and Chief Executive Officer,    President and Chief Investment Officer
Hyperion Capital Management, Inc.        Hyperion Capital Management, Inc.





-------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Portfolio of Investments                                                               Principal
November 30, 1998                            Interest                                    Amount                     Value
                                               Rate               Maturity               (000s)                    (Note 2)
-------------------------------------------------------------------------------


U.S. GOVERNMENT & AGENCY OBLIGATIONS - 96.0%
U.S. Government Agency Pass-Through Certificates -   8.6%
Federal National Mortgage Association                6.%0    11/01/00-08/01/02                $ 29,108                 $ 29,072,067
                                                     6.50         08/01/02                         799                      807,146
                                                                                                           -------------------------
                                                                                                                         29,879,213
                                                                                                           -------------------------

Federal Home Loan Mortgage Corporation               6.30         06/25/13                       8,994                    8,993,513
                                                                                                           -------------------------

Total U.S. Government Agency Pass-Through Certificates
         (Cost -   $ 38,133,180  )                                                                                       38,872,726
                                                                                                           -------------------------

U.S. Government Agency Collateralized Mortgage Obligations - 69.7%
Federal Home Loan Mortgage Corporation
    Series 1684, Class D                             5.35         11/15/14                       5,813                    5,801,271
    Series 1490, Class PE                            5.75         07/15/06                       4,556                    4,561,888
    Series 1634, Class PE                            5.75         06/15/18                       8,380                    8,381,698
    Series 2048, Class QA                            5.75         12/15/09                      12,953                   12,968,022
    Series 1539,  Class PG                           5.80         06/15/05                      20,641                   20,681,204
    Series 1517, Class E                             6.00         04/15/18                       1,299                    1,300,762
    Series 1610, Class PE                            6.00         04/15/17                      32,024                   32,135,643
    Series 1836, Class C                             6.25         06/15/14                       5,000 @                  5,029,950
    Series 1478, Class F                             6.50         05/15/06                       8,156                    8,275,543
    Series 1453, Class S                             7.32+        01/15/00                       3,546                    3,585,112
                                                                                                           -------------------------
                                                                                                                        102,721,093
                                                                                                           -------------------------

Federal National Mortgage Association
    Series 1993-210, Class PE                        5.75         03/25/18                      16,230                   16,220,996
    Series 1993-202, Class E                         5.75         12/25/16                      14,250                   14,241,735
    Series 1994-30, Class E                          5.75         11/25/17                      28,000                   27,984,040
    Series 1993-191, Class PE                        5.80         09/25/06                      15,357                   15,367,542
    Series 1993-135, Class PZ                        5.85         08/25/03                      18,879                   18,838,432
    Series 1994-50, Class PD                         5.85         09/25/17                      48,000  @                48,046,080
    Series 1993-174, Class D                         6.00         07/25/06                      38,955                   38,934,019
    Series 1993-160, Class PE                        6.00         05/25/16                       8,666                    8,688,564
    Series 1994-34, Class A                          6.00         08/25/07                       5,213                    5,227,739
    Series 1998-6, Class PB                          6.00         03/18/13                      11,705                   11,762,003
    Series 1997-32, Class PA                         6.50         04/25/09                       6,023                    6,034,861
    Series 1991-18, Class SA                        12.70+        04/18/27                       1,761                    1,778,156
                                                                                                           -------------------------
                                                                                                                        213,124,167
                                                                                                           -------------------------

Total U.S. Government Agency Collateralized Mortgage Obligations

        ( Cost -  $ 311,829,666  )                                                                                      315,845,260
                                                                                                           -------------------------

U.S. Treasury Obligations - 17.7%
U.S. Treasury Notes                                  5.88         11/15/99                       5,700  @                 5,760,563
                                                     6.13         08/15/07                      13,500  @                14,719,225
                                                     6.25         05/31/00                       8,000  @                 8,182,504
                                                     7.75         12/31/99                      25,000  @                25,789,075
                                                     7.75         01/31/00                      25,000  @                25,851,575
                                                                                                           -------------------------
Total U.S. Treasury Obligations
        ( Cost -   $ 78,696,761  )                                                                                       80,302,942
                                                                                                           -------------------------

Total U.S. Government & Agency Obligations
        ( Cost -  $ 428,659,607  )                                                                                      435,020,928
                                                                                                           -------------------------

------------------------------------------------------------------------------------------------------------------------------------



ASSET-BACKED SECURITIES - 8.0%
FirstPlus Home Loan Owner
    Series 1998-2, Class A2                          6.%3         06/10/10                    $ 10,000                 $ 10,027,100
                                                                                                           -------------------------
Green Tree Financial Corp.
    Series 1998-2, Class A2                          6.06         11/15/29                       3,205                    3,205,785
                                                                                                           -------------------------
MBNA Master Card Trust
    Series 1996-M, Class A                           5.+3         04/15/09                       5,000                    4,911,650
                                                                                                           -------------------------
The Money Store Home Equity Trust
    Series 1998-A, Class A                           6.36         07/15/07                       2,594                    2,598,244
                                                                                                           -------------------------
Neiman Marcus Credit Master Trust
    Series 1995-1, CTF Class A                       7.60         06/15/03                      15,000                   15,455,379
                                                                                                           -------------------------

Total Asset-Backed Securities
        ( Cost -   $ 35,795,353  )                                                                                       36,198,158
                                                                                                           -------------------------

-------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.0%
Commercial Mortgage Acceptance Corporation
    Series 1996-C1, Class A                          6.72+        12/25/20                       5,424                    5,418,231
                                                                                                           -------------------------
Contimortgage Home Equity Loan Trust
    Series 1998-2, Class A2A                         6.15+        03/15/13                      10,000                    9,971,880
                                                                                                           -------------------------
DLJ Mortgage Acceptance Corporation
    Series 1995-CF2, Class A1A                       6.65         12/17/27                       8,891                    9,084,240
    Series 1993-MF10, Class A2*                      7.20         07/15/03                       8,548                    8,936,711
                                                                                                           -------------------------
                                                                                                                         18,020,951
                                                                                                           -------------------------
First Boston Mortgage Securities Corporation
    Series 1993-M1, Class 1A                         6.75         09/25/06                      24,033                   24,976,079
                                                                                                           -------------------------
GMAC Commercial Mortgage Securities, Inc.
    Series 1997-C2, Class A3                         6.57         11/15/07                      16,000                   16,709,760
                                                                                                           -------------------------
Merrill Lynch Mortgage Investors, Inc.
    Series 1995-C1, Class A                          7.21+        05/25/15                       4,733                    4,795,356
                                                                                                           -------------------------
Prudential Home Mortgage Securities Co., Inc.
    Series 1993-61, Class A5                         6.50         12/26/07                       1,624                    1,623,663
                                                                                                           -------------------------

Total Collateralized Mortgage Obligations
        ( Cost -   $ 80,071,106  )                                                                                       81,515,920
                                                                                                           -------------------------

-------------------------------------------------------------------------------


MUNICIPAL ZERO COUPON SECURITY - 0.2%
Kansas
Kansas City, Kansas, Utility System
    Revenue Bonds**
      ( Cost -      $ 924,605    )              05   3.(a)        03/01/00                         985                      940,667
                                                                                                           -------------------------



-------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 2.0%
Dated 11/25/98, with Morgan Stanley Dean Witter;
    proceeds: $9,008,470; collateralized by $9,224,000
    FHLMC 2086 PC, 5.75%,  due 1/15/16, value: $9,183,691 (Note 2)
        ( Cost -   $ 9,000,000   )              0    4.84         12/02/98                     $ 9,000                  $ 9,000,000
                                                                                                           -------------------------

Dated 11/30/98, with State Street Bank and Trust Company;
    proceeds: $262,036; collateralized by $240,000
    U.S. Treasury Note, 7.88%,  due 2/15/21, value: $320,022 (Note 2)
        ( Cost -    $ 262,000    )              00   5.%0         12/02/98                         262                      262,000
                                                                                                           -------------------------

Total Repurchase Agreements
        ( Cost -   $ 9,262,000   )              0                                                                         9,262,000
                                                                                                           -------------------------

-------------------------------------------------------------------------------

TOTAL INVESTMENTS - 124.2%
        ( Cost -  $ 554,712,671  )                                                                                      562,937,673
                                                                                                           -------------------------

Liabilities in Excess of Other Assets - (24.2%)                                                                        (109,703,794)
                                                                                                           -------------------------

NET ASSETS - 100.0%                                                                                                   $ 453,233,879
                                                                                                           =========================


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               @ - Portion of or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).
               + - Variable Rate Security: Coupon rate is rate in effect at
                   November 30, 1998.
             (a) - Zero Coupon Bond. Interest rate represents yield to maturity.
               * - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
              ** - Insured by American Municipal Bond Assurance Corporation.

-----------------
See notes to financial statements.






--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Assets and Liabilities
November 30, 1998

--------------------------------------------------------------------------------

Assets:
Investments, at value (cost $554,712,671) (Note 2)     $             562,937,673
Cash                                                                          12
Interest receivable                                                    4,458,445
Prepaid expenses                                                         237,064
                                                            --------------------
              Total assets                                           567,633,194
                                                            --------------------

Liabilities:
Reverse repurchase agreements (Note 5)                               113,977,625
Interest payable for reverse repurchase agreements (Note 5)              222,879
Dividends payable                                                        129,452
Accrued expenses and other liabilities                                    69,359
                                                                   -------------
            Total liabilities                                        114,399,315
                                                                   -------------

Net Assets (equivalent to $7.39 per share based on
            61,358,339 shares issued and outstanding)       $        453,233,879
                                                            ====================

Composition of Net Assets:
Capital stock, at par value ($.01)  (Note 6)                $            613,583
Additional paid-in capital (Note 6)                                  580,123,157
Undistributed net investment income                                   13,282,017
Accumulated net realized loss                                      (149,009,880)
Net unrealized appreciation                                            8,225,002
                                                            --------------------
                                                              ==================
Net assets applicable to capital stock outstanding          $        453,233,879
                                                            ====================

----------
See notes to financial statements.






--------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.
Statement of Operations
For the Year Ended November 30, 1998

--------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest                                     $       41,374,763
                                                      -------------------

Expenses:
         Investment advisory fee (Note 3)                      2,260,120
         Administration fee (Note 3)                             629,929
         Insurance                                               221,585
         Custodian                                               115,553
         Reports to shareholders                                  83,114
         Transfer agency                                          59,614
         Registration                                             52,995
         Directors' fees                                          47,437
         Accounting and tax services                              44,650
         Legal                                                    16,237
         Miscellaneous                                            38,629
                                                      -------------------
                  Total operating expenses                     3,569,863
                       Interest expense (Note 5)              11,648,471
                                                      -------------------
                  Total expenses                              15,218,334
                                                      -------------------
         Net investment income                                26,156,429
                                                      -------------------

Realized  and Unrealized  Gains (Losses) on
Investments,  Short Sale and Futures
          Transactions (Notes 2 and 4):
Net realized gains (losses) on:
         Investments                                           10,926,846
         Short sale transactions                                 (203,125)
         Futures transactions                                    (139,017)
                                                            -----------------
                                                               10,584,704
                                                            -----------------

Net change in unrealized appreciation on investments           (4,445,668)
                                                            -----------------

Net realized and unrealized gain on investments,
futures and short sale transactions                              6,139,036
                                                          -------------------
Net increase in net assets resulting from operations    $       32,295,465
                                                          ===================
----------
See notes to financial statements.






------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.                                                                 For the Year          For the Year
Statements of Changes in Net Assets                                                               Ended                  Ended
                                                                                               November 30,          November 30,
                                                                                                   1998                  1997
------------------------------------------------------------------------------------------------------------------------------------



Increase in Net Assets Resulting from Operations:
     Net investment income                                                      $                  26,156,429      $     29,200,850
     Net realized gain on investment, short sale and
         futures transactions                                                                      10,584,704             1,236,567
     Net change in unrealized appreciation (depreciation) on investments
         and short sales                                                                           (4,445,668)           (1,692,419)
                                                                                          --------------------  --------------------
     Net increase in net assets resulting from operations                                          32,295,465            28,744,998
                                                                                          --------------------  --------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                        (26,092,588)          (27,436,642)
                                                                                          --------------------  --------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                                  (1,315,955)           (8,477,023)
                                                                                          --------------------  --------------------

               Total increase/(decrease) in net assets                                              4,886,922            (7,168,667)

Net Assets:
     Beginning of year                                                                            448,346,957           455,515,624
                                                                                          --------------------  --------------------
     End of year (including undistributed net investment income
          of $13,282,017 and $13,218,176, respectively)                                   $       453,233,879     $     448,346,957
                                                                                          ====================  ====================

See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended November 30, 1998

-------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (excluding net amortization of $832,038)                       $     41,641,622
    Interest expense paid                                                                 (11,927,005)
    Operating expenses paid                                                                (4,038,693)
    Purchase and sale of short-term portfolio investments,
    including options, net                                                                 (7,451,758)
    Purchases and short covers of long-term portfolio investments                        (468,774,736)
    Proceeds from short sales, principal paydowns, and dispositions of
          long-term portfolio investments                                                 575,150,868
   Net cash used for futures transactions                                                    (139,017)
                                                                                     -----------------
   Net cash used for futures transactions                                                 124,461,281
                                                                                     -----------------

Cash flows used for financing activities:
    Net cash used for reverse repurchase agreements                                       (97,182,750)
    Cash dividends paid                                                                   (25,963,136)
    Cash used to repurchase and retire Trust shares                                        (1,315,955)
                                                                                     -----------------
    Net cash used for financing activities                                               (124,461,841)
                                                                                     -----------------

Net decrease in cash                                                                             (560)
Cash at beginning of year                                                                         572
                                                                                     -----------------
Cash at end of year                                                               $                12
                                                                                     =================

Reconciliation of Net Increase in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                              $        32,295,465
                                                                                     -----------------
    Decrease in investments                                                                62,051,557
    Decrease in net unrealized appreciation on investments                                  4,445,668
    Decrease in interest receivable                                                           508,837
    Decrease in other assets                                                               25,693,111
    Decrease in other liabilities                                                            (533,357)
                                                                                     -----------------
          Total adjustments                                                                92,165,816
                                                                                     -----------------

Net cash used for operating activities                                            $       124,461,281
                                                                                     =================

See notes to financial statements.





---------------------------------------------------------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.            For the Year      For the Year      For the Year        For the Year     For the Year
Financial Highlights                          Ended             Ended             Ended              Ended             Ended
                                          November 30,      November 30,      November 30,        November 30,     November 30,
                                              1998              1997              1996               1995              1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value,
     beginning of the period            $     7.28$              7.25$          7.61$           7.72$               7.02
                                        ----------------  ----------------  ----------------  -----------------  ----------------
Net investment income                         0.43               0.47           0.52            0.51                0.68
Net realized and unrealized gain (loss)
     on investment, futures and
     short sale transactions                  0.11              (0.01)         (0.40)          (0.10)               0.58
                                        ----------------  ----------------  ----------------  -----------------  ----------------
Net increase in net asset value resulting
     from operations                          0.54               0.46           0.12            0.41                1.26
                                        ----------------  ----------------  ----------------  -----------------  ----------------
Net effect of shares repurchased                 -               0.01              -               -                -
Dividends from net investment income         (0.43)             (0.44)         (0.48)          (0.52)              (0.56)
                                        ----------------  ----------------  ----------------  -----------------  ----------------
Net asset value, end of period          $     7.39           $   7.28         $ 7.25          $ 7.61             $  7.72
                                        ================  ================  ================  =================  ================
Market price, end of period             $     7.19           $   6.87         $ 6.50          $ 6.50             $ 6.875
                                        ================  ================  ================  =================  ================

Total Investment Return +                    10.92%             12.90%          7.53%           1.91%               10.29%

Ratios to Average Net Assets/
Supplementary Data:
Net assets, end of period (000s)          $453,234            $448,347      $455,516         $480,080               $487,264
Operating expenses                           0.79%               0.81%          0.83%           0.96%                  0.83%
Interest expense                             2.58%               2.27%          2.27%           2.50%                  1.69%
Total expenses                               3.37%               2.98%          3.10%           3.46%                  2.52%
Net investment income                        5.79%               6.57%          7.05%           6.55%                  9.07%
Portfolio turnover rate                        63%                 50%           135%            473%                   745%

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions.



----------
See notes to financial statements.






------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Notes to Financial Statements
November 30, 1998
-------------------------------------------------------------------------


1.  The Trust

Hyperion 1999 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1999 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. Hyperion Capital Management, Inc. (the "Advisor"), presently intends to manage the portfolio for the remaining term of the Trust in a manner that attempts to achieve the Trust's objectives, but there is no assurance that these investment objectives can be achieved; indeed, under current market conditions it will be extremely difficult for the Trust to achieve its objective to return $10.00 per share by its scheduled termination date, November 30, 1999.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Trust are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial conditional of an issuer or market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The  Trust  purchases  or  writes  options  to  hedge against  adverse market
movements or fluctuations in value caused by changes in interest   rates.   The
Trust   bears  the  risk  in purchasing  an option,  to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market for the underlying security.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.



Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment   Advisory  Agreement  and  Affiliated
Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the year ended November 30, 1998, the Advisor received $2,260,120 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by Federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended November 30, 1998, the Administrator received $629,929 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1998, were $128,008,478 and $95,910,320, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1998, were $288,867,820 and $308,065,486, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 1998 was $554,712,671 which was the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $8,225,002 (gross unrealized appreciation -- $8,422,651; gross unrealized depreciation -- $197649). At tax year end May 31, 1998, the Trust had a capital loss carryforward of $153,417,945 of which $14,753,030 expires in 2001, $80,484,434 expires in 2002,  $2,139,679  expires in 2003,  $44,548,231expires  in 2004, and
$11,492,571 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 1999, the capital loss carryforward must be utilized by 1999 in order for shareholders to realize a benefit. The Trust utilized $10,581,552 of capital loss carryforward during the tax year ended 5/31/98.


5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 1998, the Trust had the following reverse repurchase agreements outstanding:

                                                           Maturity in
                                                            Zero to 30
                                                               days

      Maturity Amount, Including Interest Payable          $114,411,236
      Market Value of Assets Sold Under
      Agreements...............................            $115,356,662

      Weighted Average Interest Rate............                  5.00%
      --------------------------------------------------

-------------------------------------------------------------------------------
The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1998 was $207,626,458 at a weighted average interest rate of 5.61%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $213,960,473, as of July 22, 1998, which was 31.16% of total assets.

6.  Capital Stock

There are 75 million shares of $.01 par value common stock authorized. Of the 61,358,339 shares outstanding at November 30, 1998, the Advisor owned 25,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 9.5 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 1998, 1,902,300 shares have been repurchased pursuant to this program at a cost of $12,812,926 and an average discount of 6.6% from its net asset value. For the year ended November 30, 1998, 186,000 shares have been repurchased at a cost of $1,315,955 and an average discount of 4.30% from its net asset value. For the year ended November 30, 1997, 1,265,500 shares had been repurchased at a cost of $8,477,023, at an average discount of 6.23%. All shares repurchased have been retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

7.  Financial Instruments (continued)

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 1998.

There were no open futures contracts at November 30, 1998.

8.  Subsequent Events

The Trust's Board of Directors declared the following regular monthly dividends:

                                 Dividend      Record       Payable
                                 Per Share       Date         Date
                                 $0.03542      12/21/98     12/31/98
                                 $0.03542      12/31/98     01/28/99

                               --------------


-----------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
Report of the Independent Accountants
________________________________________________________________________



To the Board of Directors and Shareholders of Hyperion 1999 Term Trust, Inc.:

In  our  opinion,   the  accompanying   statement  of
assets and  liabilities,  including  the portfolio of
investments,    and   the   related   statements   of
operations,  of  cash  flows  and of  changes  in net
assets and the financial  highlights  present fairly,
in all material  respects,  the financial position of
Hyperion  1999 Term  Trust,  Inc.  (the  "Trust")  at
November   30,   1998   and   the   results   of  its
operations,  its cash  flows,  the changes in its net
assets  and the  financial  highlights  for the  year
then ended,  in conformity  with  generally  accepted
accounting  principles.  These  financial  statements
and financial  highlights  (hereafter  referred to as
"financial  statements")  are the  responsibility  of
the  Trust's  management;  our  responsibility  is to
express  an  opinion  on these  financial  statements
based  on  our  audit.  We  conducted  our  audit  of
these   financial   statements  in  accordance   with
generally  accepted auditing  standards which require
that  we  plan  and   perform  the  audit  to  obtain
reasonable  assurance  about  whether  the  financial
statements  are  free of  material  misstatement.  An
audit includes examining,  on a test basis,  evidence
supporting   the  amounts  and   disclosures  in  the
financial   statements,   assessing  the   accounting
principles  used and  significant  estimates  made by
management,  and  evaluating  the  overall  financial
statement  presentation.  We believe  that our audit,
which   included   confirmation   of  investments  at
November   30,  1998  by   correspondence   with  the
custodian and brokers, provides a reasonable basis for the opinion expressed above.

The  statement  of changes in net assets of the Trust
for  the  year  ended   November  30,  1997  and  the
financial  highlights  for  the  four  years  in  the
period then ended were  audited by other  independent
accountants   whose  report  dated  January  9,  1998
expressed   an    unqualified    opinion   on   those
statements.

As discussed in Note 1 to the  financial  statements,
the Trust  expects to  distribute  substantially  all
of its net assets on or shortly  before  November 30,
1999,    and    thereafter    to    terminate.    The
distribution     and    termination    may    require
shareholder approval.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036

January 20, 1999

-----------------------------------------------------

             TAX INFORMATION (unaudited)

-----------------------------------------------------

The  Trust  is  required  by   Subchapter  M  of  the
Internal  Revenue  Code  of  1986,  as  amended,   to
advise  you  within  60  days of the  Trust's  fiscal
year end  (November  30,  1998) as to the federal tax
status  of  distributions  received  by  shareholders
during  such  fiscal   year.   Accordingly,   we  are
advising you that all  distributions  paid during the
fiscal year were derived from net  investment  income
and are  taxable as  ordinary  income.  In  addition,
12.66%  of  the  Trust's   distributions  during  the
fiscal  year  ended  November  30,  1998 were  earned
from   U.S.   Treasury   obligations.   None  of  the
Trust's  distributions  qualifies  for the  dividends
received    deduction    available    to    corporate
shareholders.

Because the Trust's  fiscal year is not the  calendar
year,   another   notification   will  be  sent  with
respect to calendar  1998.  The second  notification,
which  will   reflect   the  amount  to  be  used  by
calendar year taxpayers on their  federal,  state and
local   income   tax   returns,   will   be  made  in
conjunction  with  Form  1099 -DIV and will be mailed
in  January,   1999.   Shareholders  are  advised  to
consult their own tax advisors with respect to the tax consequences of their investment in the Trust.




------------------------------------------------------------------------------

                      PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------

During the fiscal period ended November 30, 1998, Hyperion 1999 Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 21, 1998. The description of each proposal and number of shares voted are as follows:



                                                                                            Shares Voted        Shares Voted
                                                                                                 For          Without Authority


1.   To elect the members to the Trust's Board of Directors:  Harry E. Petersen Jr.           45,673,281           979,825
                                                              Leo M. Walsh Jr.               45,689,950            963,156




-------------------------------------------------------------------------------

                         YEAR 2000 CHALLENGE (unaudited)

------------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.




------------------------------------------------------------------------------

                     CHANGE IN ACCOUNTANTS (unaudited)

-------------------------------------------------------------------------------

In 1998, the Trust determined to change accountants from Deloitte & Touche LLP ("D&T") to PricewaterhouseCoopers LLP ("PwC"). D&T's report on the financial statements for the Trust's fiscal year ended November 30, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was determined by the Board of Directors of the Trust. There were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their reports.

In 1998, the Trust engaged PwC as its independent accountants to audit the Trust's financial statements. Prior to engaging PwC, the Trust (or someone on its behalf) did not consult PwC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed or the type of audit opinion that might be rendered on the Trust's financial statements; or (ii) any matter that was either the subject of a disagreement with its former accountant or a reportable event.







-----------------------------------------------------

             DIVIDEND REINVESTMENT PLAN

-----------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust
Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.





-----------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.
Selected Quarterly Financial Data
(unaudited)


                                                       Net realized and
                                                   unrealized gains (losses)       Net increase
                                                     on investment, written     (decrease) in net
                                 Net investment  option, futures and short  assets resulting from    Dividends and
                                     income            sale transactions            operations       distributions     Share price
                                ------------------ --------------------------  ---------------------   --------------------  ------
                       Total                Per                       Per                    Per                  Per
Quarter ended         income     Amount    share       Amount        share       Amount     share*      Amount   share   High   Low
-----------------------------------------------------------------------------------------------------------------------------------

June 26, 1992**
to August 31,        $ 8,539,531  $ 7,129,135    0.11   (19,306,330)$   (0.30) $(12,177,195$  (0.19)  4,219,485 $  0.07 10 3/8 $ 10

November 30, 1992     16,580,937   12,842,733    0.21   (22,483,352)   (0.36)   (9,640,619)  (0.15)  12,658,452    0.20 10 3/4 8 7/8

February 28, 1993     14,278,323   10,642,860    0.17   (31,400,517)   (0.50)  (20,757,657)  (0.33)  12,658,452    0.20 10       9

May 31, 1993          13,647,042   10,562,767    0.17    (5,780,313)   (0.09)    4,782,454    0.08   12,658,452    0.209 3/4   8 3/4

August 31, 1993       11,325,312    8,412,983    0.13   (27,675,828)   (0.44)  (19,262,845)  (0.31)  11,861,350     0.19 8 7/8 7 1/2

November 30, 1993     18,307,264   15,895,853    0.25   (44,953,480)   (0.70)  (29,057,627)  (0.45)   9,356,249     0.15 8 1/4 6 3/8

February 28, 1994     14,880,602   12,231,574    0.19    12,367,705     0.20)   24,599,279    0.39    8,299,440     0.13 7    6 1/4

May 31, 1994          15,469,465   12,626,698    0.20    17,800,528     0.28    30,427,226    0.48    8,296,179     0.13 7 3/8 6 3/4

August 31, 1994       7,142,378     9,904,737    0.16   (36,250,648)   (0.57)  (26,345,911)  (0.41)   9,082,485     0.15 7 1/4 6 1/2

November 30, 1994     17,379,627    8,190,924    0.13    42,523,788     0.67    50,714,712    0.80    9,472,210     0.15 7     6 3/8

February 28, 1995     12,898,232    9,029,349    0.14     6,995,260     0.11    16,024,609    0.25    8,940,494     0.14 7     6 1/2

May 31, 1995          12,240,737    7,744,298    0.12    14,747,914     0.24    22,492,212    0.36    8,677,288     0.14 7 3/8 6 5/8

August 31, 1995       12,848,385    8,727,012    0.14   (12,253,807)   (0.19)   (3,526,795)  (0.05)   7,888,401     0.12 7 1/2 6 3/4

November 30, 1995     11,433,972    6,825,146    0.11   (15,999,089)   (0.26)   (9,173,943)  (0.15)   7,493,924     0.12 7 1/8 6 1/2

February 29, 1996     12,730,201    8,716,948    0.14   (13,968,641)   (0.22)   (5,251,693)  (0.08)   7,493,976     0.12 6 7/8 6 3/8

May 31, 1996          12,153,474    8,523,188    0.13   (26,191,953)   (0.41)  (17,668,765)  (0.28)   7,493,890     0.12 6 5/8    6

August 31, 1996       10,994,972    7,631,546    0.12         9,748     0.00     7,641,294    0.12    7,493,949     0.12 6 1/2 6 1/8

November 30, 1996     10,505,729    7,350,161    0.13    15,350,953     0.23    22,701,114    0.36    7,489,268     0.12 6 5/8 6 1/4

February 28, 1997     10,831,594    7,618,503    0.12    (8,866,675)   (0.14)   (1,248,172)  (0.02)   7,430,297     0.12 6 5/8 6 3/8

May 31, 1997          10,465,870    7,325,626    0.12    (3,545,553)   (0.06)    3,780,073    0.06    6,863,056     0.11 6 1/2 6 3/8

August 31, 1997       10,378,734    7,001,939    0.11     7,787,460     0.12    14,789,399    0.23    6,574,399   0.11 6 13/16 6 1/2

November 30, 1997     10,770,774    7,254,782    0.12     4,168,916     0.07    11,423,698    0.19    6,568,890   0.10 6 7/8 6 11/16

February 28, 1998     11,078,600    7,043,407    0.11    (4,206,980)   (0.06)    2,836,427    0.05    6,533,033   0.11 7 1/16  6 7/8

May 31, 1998          10,476,196    6,591,293    0.11     8,158,313     0.13    14,749,606    0.24    6,519,854  0.11 7 1/8  6 15/16

August 31, 1998       10,166,353    6,315,532    0.11     5,032,065     0.08    11,347,597    0.19   6,519,851     0.11 7  3/16  7

November 30, 1998     9,653,614     6,206,197    0.10    (2,844,362)   (0.04)    3,361,835    0.06   6,519,850     0.10 7  1/4 7 1/8

  *   Excludes net effect of shares repurchased.
**   Commencement of investment operations.

------------------------------------------------------------------------------






INVESTMENT ADVISOR AND ADMINISTRATOR                     CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.                        STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                                        225 Franklin Street
165 Broadway, 36th Floor                                 Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:                 INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                                         PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                                           1177 Avenue of the Americas
                                                         New York, New York  10036
BOSTON EQUISERVE, L.P.
Investor Relations Department                            LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts  02266-8200                        SULLIVAN & WORCESTER LLP
For Shareholder Services:                                1025 Connecticut Avenue, N.W.
(800) 426-5523                                           Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.







_______________________________________________________________________________
Officers & Directors
_______________________________________________________________________________

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer


* Audit Committee Members


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                     Hyperion 1999 Term Trust, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404